UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  September 6, 2012

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas  75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2012, the Board of Directors appointed Daniel J. Cancelmi as chief financial officer of Tenet Healthcare Corporation (“Tenet”).  Mr. Cancelmi, age 49, has served as Tenet’s senior vice president, controller and principal accounting officer since April 2009.  Between April 2007 and April 2009, he served as vice president, controller and principal accounting officer and, between September 2004 and April 2007, as vice president and controller.  A copy of the press release announcing Mr. Cancelmi’s appointment is attached as Exhibit 99.1.

Mr. Cancelmi does not have a written employment agreement.  Mr. Cancelmi’s annual base salary will be $475,000.  As a participant in Tenet’s annual incentive plan, Mr. Cancelmi will be eligible for an annual bonus, based on individual and company performance.  His target bonus award percentage under the plan has been set at 85% of annual base salary.  Mr. Cancelmi will be eligible for annual stock-based incentives. He will also continue to participate in Tenet’s supplemental executive retirement plan, executive severance plan and other benefit plans available to Tenet executive officers and employees, as described in Tenet’s Definitive Proxy Statement for the Annual Meeting of Shareholders held on May 10, 2012 (the “2012 Proxy Statement”).

In connection with his appointment as chief financial officer, the Compensation Committee approved on September 7, 2012, an award to Mr. Cancelmi of 150,000 restricted stock units and 150,000 stock options, which will be issued on the last trading day of September 2012.  The stock options and restricted stock units will vest ratably on each of the first, second and third anniversaries of the date of grant.

Upon Mr. Cancelmi’s appointment as chief financial officer on September 6, 2012, Trevor Fetter, Tenet’s president and chief executive officer, ceased to serve as Tenet’s interim chief financial officer.

On September 10, 2012, R. Scott Ramsey was appointed to the position of Tenet’s vice president, controller and principal accounting officer.  Mr. Ramsey, age 42, previously served as Tenet’s senior director of corporate accounting, a position he has held since 2005.  Mr. Cancelmi, Tenet’s chief financial officer, ceased to be Tenet’s principal accounting officer upon Mr. Ramsey’s appointment.

Mr. Ramsey does not have a written employment agreement.  Mr. Ramsey’s annual base salary will be $290,000.  As a participant in Tenet’s annual incentive plan, Mr. Ramsey will be eligible for an annual bonus, based on individual and company performance.  His target bonus award percentage under the plan has been set at 35% of annual base salary.  Mr. Ramsey will continue to be eligible to participate in Tenet’s stock-based incentive plans, executive severance plan and other benefit plans available to Tenet officers and employees, as described in the 2012 Proxy Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release issued on September 10, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: September 11, 2012

	By:	/s/ Paul A. Castanon
Name: Paul A. Castanon
Title: Vice President, Deputy General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on September 10, 2012